Exhibit 99.1
Ali M.M. Mojdehi, State Bar No. 123846
Janet D. Gertz, State Bar No. 231172
Baker & McKenzie LLP
12544 High Bluff Drive, Third Floor
San Diego, CA 92130-3051
Telephone: +1 858 523 6200
Proposed Counsel for Debtor
Asyst Technologies, Inc.,
a California corporation
UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF CALIFORNIA
OAKLAND DIVISION

In re
Asyst Technologies, Inc., a California corporation,
Debtor.
Case No. 09-43246
Chapter 11
ASYST TECHNOLOGIES, INC., CHAPTER 11 DEBTOR AND DEBTOR IN POSSESSION’S MONTHLY OPERATING REPORT FOR THE MONTH ENDING APRIL 30, 2009

Date:	n/a
Time:	n/a
Dept:	220
Judge:	Chief Judge Randall J. Newsome

Baker & McKenzie LLP
12544 High Bluff Drive,
Third Floor
San Diego, CA 92130
+1 858 523 6200
CASE NO 09-43246
ASYST TECHNOLOGIES, INC., CHAPTER 11 DEBTOR AND DEBTOR IN POSSESSION’S MONTHLY OPERATING REPORT FOR THE MONTH ENDING APRIL 30, 2009

1

TO THE HONORABLE RANDALL J. NEWSOME, CHIEF UNITED STATES BANKRUPTCY JUDGE; THE UNITED STATES TRUSTEE; AND OTHER PARTIES IN INTEREST:
     Asyst Technologies, Inc. Chapter 11 debtor and debtor in possession (“Debtor in Possession”), by and through the undersigned counsel, hereby files the Debtor in Possession’s Operating Report for the month ending April 30, 2009, pursuant to the Region 17 United States Trustee Guidelines for Chapter 11 cases.
     Respectfully submitted,

Dated: May 20, 2009	BAKER & McKENZIE LLP
	By:	/s/ Janet D. Gertz
Ali M.M. Mojdehi
Janet D. Gertz Proposed Counsel for Debtor Asyst Technologies, Inc.

Baker & McKenzie LLP
San Diego
CASE NO
ASYST TECHNOLOGIES, INC., CHAPTER 11 DEBTOR AND DEBTOR IN POSSESSION’S MONTHLY OPERATING REPORT FOR THE MONTH ENDING APRIL 30, 2009

2

UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF CALIFORNIA

In re: Asyst Technologies, Inc.	Case No.	09-43246 RN 11

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

	MONTH ENDED: Apr-09	PETITION DATE:	04/20/09

1.	Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in USD, thousands

		End of Current	End of Prior		As of Petition
2.	Asset and Liability Structure	Month	Month		Filing

	a. Current Assets	$21,988				1)

	b. Total Assets	$87,842				1)

	c. Current Liabilities	$22,782				1)

	d. Total Liabilities	$30,644				1)

					Cumulative
3.	Statement of Cash Receipts & Disbursements for Month	Current Month	Prior Month		(Case to Date)

	a. Total Receipts	$3,258			$0	1)

	b. Total Disbursements	$313			$0	1)

	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	$2,945	$0		$0	1)

	d. Cash Balance Beginning of Month	$3,126			$0	1)

	e. Cash Balance End of Month (c + d)	$6,071	$0		$0	1)

					Cumulative
		Current Month	Prior Month		(Case to Date)

4.	Profit/(Loss) from the Statement of Operations	$(489)				1)

5.	Account Receivables (Pre and Post Petition)	$1,749

6.	Post-Petition Liabilities	$20

7.	Past Due Post-Petition Account Payables (over 30 days)	$0

At the end of this reporting month:			Yes		No

8.	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)				X

9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		X	2)

10.	If the answer is yes to 8 or 9, were all such payments approved by the court?		N/A	2)

11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)		X	3)

12.	Is the estate insured for replacement cost of assets and for general liability?		X

13.	Are a plan and disclosure statement on file?				X

14.	Was there any post-petition borrowing during this reporting period?				X

15.	Check if paid: Post-petition taxes	; 4)	U.S. Trustee Quarterly Fees ; Check if filing is current for: Post-petition
	tax reporting and tax returns:	X . 4)
(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

Footnotes:

1)	Financial information as of April 20, 2009 (the “Petition Date”) was not displayed as the information is subject to change until the filing of the Schedules of Assets and Liabilities, which are to be submitted on June 4, 2009.

2)	Ordinary course payments to non-restructuring professionals were made for patent fee applications. These payments made pursuant to the Interim Cash Collateral Order.

3)	Post-petition payroll and expense reimbursements have been made to current officers of the Company in the ordinary course of the Company’s business.

4)	No post-petition taxes were due as of April 30, 2009 and post-petition tax reporting and returns are in process.
I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

/s/ Paula C. LuPriore Signature of Authorized Individual	5/20/2009 Date

Paula C. LuPriore Printed Name of Authorized Individual	EVP. Chief Operating Officer Title of Authorized Individual

ASYST TECHNOLOGIES, INC.
STATEMENT OF OPERATIONS

From
4/21/09 to
In USD	4/30/09
3rd Party Sales	381,906
Cash Discount	(874)
Change In SAB 101 Defer Rev - Inc/(Exp)	60,514

Total External Revenue	441,546

Subsidiary Sales	(32,165)

Total Business Unit Generated Sales	409,381

COGS — Material Unburdened	28,393
COGS — Warranty	5,692
COGS — Service L&OH(Absorbed)	179,350
COGS — Service L&OH(Over/Under Absorbed)	60,156
COGS — Other Costs of Goods	8,794
COGS — Inventory E&O	6,180

Total 3rd Party COGS	288,566
Subsidiary COGS	—

Sub Total COGS	288,566

Base Labor	23,278
Fringe Benefits	6,460
I/S/Telecom	4,114
Facilities Expenses	7,600
Depreciation	3,046

MFG Spending	44,499

Total Cost of Goods Sold	333,065

Gross Profit	76,317

Gross Margin%	19%

Base Labor	406,998
Fringe Benefits	142,425
Professional Fees	165,000
Other Variable	4,000
I/S/Telecom	3,219
Facilities Expenses	49,424
Depreciation	83,606
Other Fixed Expenses	(19,932)
Service L&OH — Absorbed to COGS	(152,172)
Service L&OH — Over/Under Absorbed	(99,942)

Operating Expenses	582,626

Income (Loss) After Overhead	(506,310)
Restructuring	—
Total Operating Expenses	582,626

Operating Income (Loss)	(506,310)

Subsidiary Interest Expense (Income)	(17,435)

Net Interest Expense/(Income)	(17,435)

Income (Loss) before & Taxes	(488,874)

Corporate Income Tax1)	—

Net Income/(Loss)	(488,874)

Footnotes:

1)	Corporate tax accounts have not been finalized and are subject to change.

ASYST TECHNOLOGIES, INC.
BALANCE SHEET

As of
In USD	April 30, 2009
ASSETS:
Cash And Equivalents — Unrestricted	5,983,299

Cash and Short Term Investments	5,983,299

Trade Accounts Receivables	2,693,902
Allowance For Doubtful Debts	(945,223)

Net Trade Receivables	1,748,679

Receivables From Employees	7,500
Other Non Trade Receivables	788,284

Net Non-Trade Receivables	795,784
Accounts Receivable, Net	2,544,463

Receivable/(Payable) from Subsidiaries	8,693,096

Raw Materials	2,932,575
Raw Materials Reserve	(4,831,341)
Work-in-Progress	106,838
Finished Goods	278,324
Parts	4,842,397
Other Work-in-Progress	31,019

Total Inventory	3,359,812

Deferred Tax Asset1)	(2,165)
Prepaid Expenses	1,409,318

Total Current Assets	21,987,823

Leasehold Improvements	7,340,030
Machinery & Equipment	9,080,778
Office Equipment, Furniture & Fixtures	13,136,711

Total Gross PP&E	29,557,519

Accum Depreciation — Leasehold Improve	3,335,405
Accum Depreciation — Machinery & Equip	6,520,388
Accum Depreciation — Off Equip Furn Fix	11,582,065

Total Accumulated Depreciation	21,437,858
Net PP&E	8,119,660

Gross Goodwill	7,061,892
Accum Amortization — Goodwill	(3,664,064)

Net Goodwill	3,397,828

Gross Licenses/Patents	5,251,830
Accum Amortization — Licenses/Patents	(4,517,927)

Net Licenses/Patents	733,903

Gross Developed Technology	11,832,181
Accum Amortization — Develop Technology	(11,832,181)

Net Developed Technology	(0)

Gross Customer Base	9,013,591
Accum Amortization — Customer Base	(9,013,591)

Net Customer Base	(0)

Gross Trademarks	3,295,000
Accum Amortization — Trademarks	(3,295,000)

Net Trademarks	—

Intangibles Net	733,903

Investments In Subsidiary	27,779,498
Loan receivable from Subsidiary — Long Term	25,700,000
LT Deferred Tax Assets	1
Other Long Term Assets	123,630

Other Assets, Net	53,603,129

Long Term Assets	65,854,520

Total Assets	87,842,343

ASYST TECHNOLOGIES, INC.
BALANCE SHEET

As of
April 30, 2009
Trade Accounts Payable 2)	4,545,816

Current Trade Payables	4,545,816

Corporate Income Tax Payable1), 2)	19,098
Other Taxes & Dues Payable1), 2)	77,988

Current Taxes Payables	97,086

Current Installation & Warranty Reserve	1,132,241
Current Severance & Restructuring Reserve	144,866
Current Employee Compensation Accrual	2,516,031

Total Accrued Liabilities	3,793,139

Deferred Revenue	622,908
Deferred Revenue (SAB)	2,506,729
Deferred Revenue (Install)	568,083

Deferred Revenue	3,697,719

Customer Deposits 2)	213,514
Other Current Liabilities 2)	6,434,642
Loan Payable to Subsidiary — Short Term 2)	4,000,000

Total Other Current Liabilities	14,345,875

Total Current Liabilities	22,781,916

Other Long Term Liabilities 2)	1,894,846
Loan Payable to Subsidiary — Long Term 2)	5,966,985

Total Long Term Liabilities	7,861,831

Total Liabilities	30,643,746

Common Stock (Share Capital)	419,860,714
Additional Paid In Capital	55,624,974

Total Common Stock and APIC	475,485,688

Prior Year Retained Earnings	(411,892,495)
Cumulative Effect of Change in Accounting Pron.	(1,304,685)
Retained Earnings/(Deficit) — Pre-petition	(2,668,598)
Retained Earnings/(Deficit) — Post-petition	(488,874)

Total retained earnings	(416,354,651)

Other comprehsensive Loss	(1,932,440)

Total Equity	57,198,597

Total Liability & Equity	87,842,343

Footnotes:

1)	Corporate tax accounts have not been finalized and are subject to change.

2)	Financial information as of April 20, 2009 (the “Petition Date”) was not displayed as the information is subject to change until the filing of the Schedules of Assets and Liabilities, which are to be submitted on June 4, 2009.

SCHEDULES TO THE BALANCE SHEET
(General Business Case)
Schedule A
Accounts Receivable and (Net) Payable

	Accounts Receivable	Accounts Payable	Past Due
	[Pre and Post Petition]	[Post Petition]	Post Petition Debt
Receivables and Payables Agings
0 -30 Days	$1,799,948	$20,253

31-60 Days	$69,852

61-90 Days	$46,670		$0

91+ Days	$777,432

Total accounts receivable/payable	$2,693,902	$20,253

Allowance for doubtful accounts	$945,223

Accounts receivable (net)	$1,748,679

Schedule B
Inventory/Cost of Goods Sold
Types and Amount of Inventory(ies)

Inventory(ies)
Balance at
End of Month
Retail/Restaurants -
Product for resale

Distribution -
Products for resale

Manufacturer -
Raw Materials	$7,774,971

Work-in-progress	$137,857

Finished goods	$278,324

Other — Explain	$(4,831,341)

Inventory Reserves

TOTAL	$3,359,812

Method of Inventory Control
Do you have a functioning perpetual inventory system?
Yes                   X              No ____
How often do you take a complete physical inventory?

Weekly

Monthly

Quarterly

Semi-annually

Annually	X

Date of last physical inventory was performed on March 15, 2008.
Date of next physical inventory is not scheduled. 2)
Cost of Goods Sold

Inventory Beginning of Month2)	$3,338,510

Add -
Net purchase

Direct labor	$31,165

Manufacturing overhead

Freight in

Other:

Less -
Inventory End of Month2)	$3,359,812

Shrinkage

Personal Use

Cost of Goods Sold	$9,862

Inventory Valuation Methods
Indicate by a checkmark method of inventory used.

Valuation methods -
FIFO cost

LIFO cost

Lower of cost or market	X

Retail method

Other

Explain

Footnotes:

1)	The last complete physical count was conducted on March 15, 2008. Since then, the Company developed a cycle count program that was performed on a quarterly basis. The cycle count program was approved and reviewed by its former auditor. However, the cycle count program has been stopped since April 20, 2009 (the “Petition Date”) due to a lack of resources post filing.

2)	Beginning and Ending inventory each include inventory reserves of $4,831,341.

Schedule C
Real Property

	Cost	Market Value
Description
None

Total	$0	$0

Schedule D
Other Depreciable Assets

Description	Cost	Market Value
Machinery & Equipment -
Machinery & Equipment	$3,124,116	$1,310,957

Tooling	$1,940,463	$360,865

Engineering Equipment	$2,742,761	$512,031

Marketing Equipment	$1,058,384	$286,896

Marketing Evaluation/Demo Unit	$165,216	$89,642

Field Service Equipment	$49,837	$0

Total	$9,080,778	$2,560,391

Furniture & Fixtures and Office Equipment -
Furniture & Fixtures	$1,176,265	$625,437

Computer Hardware	$1,893,516	$165,952

Computer Software	$9,449,448	$145,775

CIP — Computer Equipment	$617,482	$617,482

Total	$13,136,711	$1,554,645

Office Equipment -

Total	$0	$0

Leasehold Improvements -
Leasehold Improvements	$7,340,030	$4,004,625

Total	$7,340,030	$4,004,625

Vehicles -
None

Total	$0	$0

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal
Income Tax Withholding	$58,692				$58,692

FICA — Employee	$25,986				$25,986

FICA — Employer	$25,986				$25,986

Unemployment (FUTA)	$31				$31

Income	$0				$0

Other (Attach List)	$12,677				$12,677

Total Federal Taxes	$123,371	$0	$0	$0	$123,371

State and Local
Income Tax Withholding	$19,785				$19,785

Unemployment (UT)	$744				$744

Disability Insurance (DI)	$0				$0

Empl. Training Tax (ETT)	$0				$0

Sales	$6,687				$6,687

Excise	$0				$0

Real property	$0				$0

Personal property	$0				$0

Income	$0				$0

Other (Attach List)	$3,423				$3,423

Total State & Local Taxes	$30,639	$0	$0	$0	$30,639

Total Taxes	$154,010	$0	$0	$0	$154,010

Schedule F
Pre-Petition Liabilities

	Claimed	Allowed
List Total Claims For Each Classification - (See Note 1 Below)	Amount	Amount (b)
Secured claims (a)

Priority claims other than taxes

Priority tax claims

General unsecured claims

(a)	List total amount of claims even it under secured.

(b)	Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.
Schedule G
Rental Income Information
Not applicable to General Business Cases
Schedule H
Recapitulation of Funds Held at End of Month (See attached schedule of Bank Accounts)

	Account 1	Account 2	Account 3	Account 4
Bank

Account Type

Account No.

Account Purpose

Balance, End of Month

Total Funds on Hand for all Accounts

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

Footnote:

1)	Financial information as of April 20, 2009 (the “Petition Date”) was not displayed as the information is subject to change until the filing of the Schedules of Assets and Liabilities, which are to be submitted on June 4, 2009.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
Increase/(Decrease) in Cash and Cash Equivalents
For the Month Ended 04/30/09

		Actual	Cumulative
		Current Month	(Case to Date)
	Cash Receipts
1	Rent/Leases Collected	$0

2	Cash Received from Sales	$1,231,952

3	Interest Received	$0

4	Borrowings	$0

5	Funds from Shareholders, Partners, or Other Insiders	$0

6	Capital Contributions	$0

7	Receipts from Subsidiaries	$2,000,000

8	Other Receipts	$25,791

9

10

11

12	Total Cash Receipts	$3,257,743	$0

	Cash Disbursements
13	Payments for Inventory	$0

14	Selling	$0

15	Administrative	$5,000

16	Capital Expenditures	$0

17	Principal Payments on Debt	$0

18	Interest Paid	$0

	Rent/Lease:
19	Personal Property	$0

20	Real Property	$0

	Amount Paid to Owner(s)/Officer(s)
21	Salaries

22	Draws	$0

23	Commissions/Royalties	$0

24	Expense Reimbursements

25	Other	$0

26	Salaries/Commissions (less employee withholding)1)	$306,877

27	Management Fees	$0

	Taxes:
28	Employee Withholding

29	Employer Payroll Taxes

30	Real Property Taxes	$0

31	Other Taxes

32	Other Cash Outflows:

33	Payment to Gelco	$215

34	Bank charges	$505

35

36

37

38	Total Cash Disbursements:	$312,596	$0

39	Net Increase (Decrease) in Cash	$2,945,147	$0

40	Cash Balance, Beginning of Period	$3,125,792

41	Cash Balance, End of Period	$6,070,939	$0

Tax Affidavit
Monthly Operating Report for Month Ending April, 2009
For the period beginning Tuesday, April 21, 2009 and ending Thursday, April 30, 2009
To the best of my knowledge, Asyst Technologies, Inc. has filed all tax returns and made all required tax payments on a timely basis, except for pre-petition liabilities not authorized for payment by the Bankruptcy Court.

5/20/09	/s/ Paula C. LuPriore

Date

Attachment 1 — Bank Accounts

Asyst Technologies Inc. — ATI Fremont
Bank Balance by Bank Account

								USD
					Day:	Local Currency		4/30/09
					Account	4/30/09	4/30/09	Bank Ending
Entity	Country	Account Number	Bank	Account Type	Closed Yes/No	Bank Ending Bal	Conversion Rate	Bal
Asyst Technologies, Inc.	US		Citibank	USD - Accounts Payable	No	8,983	1.0000	8,983
Asyst Technologies, Inc.	US		Citibank	USD - Checking/ Sweep	No	839,128	1.0000	839,128
Asyst Technologies, Inc.	US		Citibank	USD - Flex Benefits	No	—	1.0000	—
Asyst Technologies, Inc.	US		Citibank	USD - Payroll	No	—	1.0000	—
Asyst Technologies, Inc.	US		Citigroup Smith Barney	USD - Money Market	No	—	1.0000	—
Asyst Technologies, Inc.	US		Comerica Bank — California	USD - Payroll	No	319,482	1.0000	319,482
Asyst Technologies, Inc.	US		Comerica Bank — California	USD - Checking/ Sweep	No	4,902,980	1.0000	4,902,980
Asyst Technologies, Inc.	US		Silicon Valley Bank (SVB)	USD - Checking	No	366	1.0000	366
Asyst Technologies, Inc.	US		SVB Securities	USD - Money Market	No	—	1.0000	—
							Total:	6,070,939

Attachment 2 — Bank Statements

SVB➢ Silicon Valley Bank A Member of SVB Financial Group	Statement of Account
                                          ;    PAGE       1
THIS STATEMENT DATE       4-30-09
LAST STATEMENT DATE       3-31-09
ACCOUNT NUMBER
ENCLOSURE DEBITS
ASYST TECHNOLOGIES INC
DEBTOR IN POSSESION
46897 BAYSIDE PARKWAY
FREMONT CA 94538

3300594160	ANALYSIS CHECKING
PREVIOUS BALANCE	3-31-09	251.27
+DEPOSITS/CREDITS	2	209.64
-CHECKS/DEBITS	1	94.93
-SERVICE CHARGE		.00
CURRENT BALANCE		365.98

*	DESCRIPTIVE TRANSACTIONS	*

DATE	TRACER	DESCRIPTION	AMOUNT
4-20	65	REV. ANALYSIS CHARGE 2/26	95.00
4-20	65	REV. ANALYSIS CHARGE 3/26	114.64
4-27	16	ANALYSIS SERVICE CHARGE	94.93-

*	DAILY BALANCE SUMMARY	*

DATE	BALANCE	DATE	BALANCE	DATE	BALANCE
3-31	251.27	4-20	460.91	4-27	365.98
SEND ORIGINAL AUDIT CONFIRMATION REQUESTS TO: THE ATTN
AUDIT CONF/R&R, 3003 TASMAN DR, SANTA CLARA, CA 95054

CitiDirect* Online Banking
Transaction Summary Report

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number / Name	920	DELAWARE CITIBANK
Account Number / Name		ASYST TECHNOLOGIES — AP ACCOUNT
Account Currency / Type	USD

		Transaction			Customer	Confirmation	By Order Of /
Entry Date	Product Type	Description	Value Date	Bank Reference	Reference	Reference	Beneficiary	Amount
04/01 /2009	Funds Transfer	SAME DAY CR TRANSFER	04/01/2009	LCT90911612700	NONREF			65,178.73 USD
04/01/2009	Funds Transfer	ON-US CHECK DR	04/01/2009	228490 1	228490 1			110.90- USD
04/01/2009	Funds Transfer	ON-US CHECK DR	04/01/2009	228489 1	228489 1			475.00- USD
04/01/2009	Funds Transfer	ON-US CHECK DR	04/01/2009	228484 1	228484 1			757.78- USD
04/01/2009	Funds Transfer	ON-US CHECK DR	04/01/2009	228485 1	228485 1			1,329.62- USD
04/01/2009	Funds Transfer	ACH DEBIT	04/01/2009	30909100689 1	NONREF			4,600.33- USD
04/01/2009	Funds Transfer	ON-US CHECK DR	04/01/2009	228493 1	228493 1			10,735.20- USD
04/01/2009	Funds Transfer	ON-US CHECK DR	04/01/2009	228488 1	228488 1			47,169.90- USD
04/02/2009	Funds Transfer	SAME DAY CR TRANSFER	04/02/2009	LCT90920458100	NONREF			20,856.70 USD
04/02/2009	Funds Transfer	ON-US CHECK DR	04/02/2009	228433 1	228433 1			658.71- USD
04/02/2009	Funds Transfer	ACH DEBIT	04/02/2009	30909200691 1	NONREF			4,728.20- USD
04/02/2009	Funds Transfer	ON-US CHECK DR	04/02/2009	228500 1	228500 1			15,469.79- USD
04/03/2009	Funds Transfer	SAME DAY CR TRANSFER	04/03/2009	LCT90930549900	NONREF			260,356.59 USD
04/03/2009	Funds Transfer	ACH DEBIT	04/03/2009	30909300693 1	NONREF			1,935.11- USD
04/03/2009	Funds Transfer	ON-US CHECK DR	04/03/2009	228497 1	228497 1			58,421.48- USD
04/03/2009	Funds Transfer	ON-US CHECK DR	04/03/2009	228502 1	228502 1			200,000.00- USD
04/06/2009	Funds Transfer	SAME DAY CR TRANSFER	04/06/2009	LCT90960423900	NONREF			90,842.71 USD
04/06/2009	Funds Transfer	ON-US CHECK DR	04/06/2009	228491 1	228491 1			42.20- USD
04/06/2009	Funds Transfer	ON-US CHECK DR	04/06/2009	228487 1	228487 1			150.00- USD
04/06/2009	Funds Transfer	ACH DEBIT	04/06/2009	30909600695 1	NONREF			1,305.10- USD
04/06/2009	Funds Transfer	ON-US CHECK DR	04/06/2009	228513 1	228513 1			1,445.41- USD
04/06/2009	Funds Transfer	ON-US CHECK DR	04/06/2009	228505 1	228505 1			5,300.00- USD
04/06/2009	Funds Transfer	ON-US CHECK DR	04/06/2009	228480 1	228480 1			7,600.00- USD
04/06/2009	Funds Transfer	ON-US CHECK DR	04/06/2009	228503 1	228503 1			75,000.00- USD
04/07/2009	Funds Transfer	SAME DAY CR TRANSFER	04/07/2009	LCT90970358600	NONREF			13,832.48 USD
04/07/2009	Funds Transfer	ON-US CHECK DR	04/07/2009	228530 1	228530 1			645.00- USD
04/07/2009	Funds Transfer	ON-US CHECK DR	04/07/2009	228541 1	228541 1			1,293.07- USD
04/07/2009	Funds Transfer	ACH DEBIT	04/07/2009	30909700697 1	NONREF			5,483.71- USD
04/07/2009	Funds Transfer	ON-US CHECK DR	04/07/2009	228529 1	228529 1			6,410.70- USD
04/08/2009	Funds Transfer	SAME DAY CR TRANSFER	04/08/2009	LCT90980416100	NONREF			32,015.95 USD
04/08/2009	Funds Transfer	ON-US CHECK DR	04/08/2009	228506 1	228506 1			50.44- USD
04/08/2009	Funds Transfer	ON-US CHECK DR	04/08/2009	228532 1	228532 1			270.14- USD
04/08/2009	Funds Transfer	ON-US CHECK DR	04/08/2009	228540 1	228540 1			320.95- USD
04/08/2009	Funds Transfer	ON-US CHECK DR	04/08/2009	228551 1	228551 1			382.79- USD
04/08/2009	Funds Transfer	ON-US CHECK DR	04/08/2009	228528 1	228528 1			469.75- USD
04/08/2009	Funds Transfer	ON-US CHECK DR	04/08/2009	228542 1	228542 1			524.05- USD
04/08/2009	Funds Transfer	ON-US CHECK DR	04/08/2009	228549 1	228549 1			765.00- USD
04/08/2009	Funds Transfer	ON-US CHECK DR	04/08/2009	228543 1	228543 1			819.00- USD
04/08/2009	Funds Transfer	ON-US CHECK DR	04/08/2009	228524 1	228524 1			1,351.00- USD
04/08/2009	Funds Transfer	ACH DEBIT	04/08/2009	30909800699 1	NONREF			1,380.32- USD
04/08/2009	Funds Transfer	ON-US CHECK DR	04/08/2009	228547 1	228547 1			1,731.91- USD
04/08/2009	Funds Transfer	ON-US CHECK DR	04/08/2009	228548 1	228548 1			2,369.98- USD
04/08/2009	Funds Transfer	ON-US CHECK DR	04/08/2009	228534 1	228534 1			2,640.62- USD
1011000000 AP TRANSACTION SUMMARY

1 of 4

Transaction Summary Report

		Transaction			Customer	Confirmation	By Order Of /
Entry Date	Product Type	Description	Value Date	Bank Reference	Reference	Reference	Beneficiary	Amount
04/08/2009	Funds Transfer	ON-US CHECK DR	04/08/2009	228521 1	228521 1			2,940.00- USD
04/08/2009	Funds Transfer	ON-US CHECK DR	04/08/2009	228554 1	228554 1			16,000.00- USD
04/09/2009	Funds Transfer	SAME DAY CR TRANSFER	04/09/2009	LCT90990410300	NONREF			130,799.36 USD
04/09/2009	Funds Transfer	ON-US CHECK DR	04/09/2009	228531 1	228531 1			67.05- USD
04/09/2009	Funds Transfer	ON-US CHECK DR	04/09/2009	228550 1	228550 1			365.00- USD
04/09/2009	Funds Transfer	ON-US CHECK DR	04/09/2009	228509 1	228509 1			454.87- USD
04/09/2009	Funds Transfer	ON-US CHECK DR	04/09/2009	228520 1	228520 1			537.71- USD
04/09/2009	Funds Transfer	ON-US CHECK DR	04/09/2009	228545 1	228545 1			604.49- USD
04/09/2009	Funds Transfer	ON-US CHECK DR	04/09/2009	228512 1	228512 1			1,214.31- USD
04/09/2009	Funds Transfer	ON-US CHECK DR	04/09/2009	228538 1	228538 1			1,470.00- USD
04/09/2009	Funds Transfer	ACH DEBIT	04/09/2009	30909900701 1	NONREF			8,033.27- USD
04/09/2009	Funds Transfer	ON-US CHECK DR	04/09/2009	228539 1	228539 1			24,021.72- USD
04/09/2009	Funds Transfer	ON-US CHECK DR	04/09/2009	228552 1	228552 1			42,688.94- USD
04/09/2009	Funds Transfer	ON-US CHECK DR	04/09/2009	228504 1	228504 1			51,342.00- USD
04/10/2009	Funds Transfer	SAME DAY CR TRANSFER	04/10/2009	LCT91000421900	NONREF			28,192.21 USD
04/10/2009	Funds Transfer	ON-US CHECK DR	04/10/2009	228553 1	228553 1			46.69- USD
04/10/2009	Funds Transfer	ON-US CHECK DR	04/10/2009	228558 1	228558 1			135.51- USD
04/10/2009	Funds Transfer	ON-US CHECK DR	04/10/2009	228516 1	228516 1			974.70- USD
04/10/2009	Funds Transfer	ON-US CHECK DR	04/10/2009	228518 1	228518 1			1,141.30- USD
04/10/2009	Funds Transfer	ON-US CHECK DR	04/10/2009	228556 1	228556 1			3,015.78- USD
04/10/2009	Funds Transfer	ON-US CHECK DR	04/10/2009	228537 1	228537 1			7,060.00- USD
04/10/2009	Funds Transfer	ACH DEBIT	04/10/2009	30910000703 1	NONREF			15,818.23- USD
04/13/2009	Funds Transfer	SAME DAY CR TRANSFER	04/13/2009	LCT91030533000	NONREF			68,144.67 USD
04/13/2009	Funds Transfer	ON-US CHECK DR	04/13/2009	228523 1	228523 1			86.77- USD
04/13/2009	Funds Transfer	ON-US CHECK DR	04/13/2009	228557 1	228557 1			107.36- USD
04/13/2009	Funds Transfer	ON-US CHECK DR	04/13/2009	228511 1	228511 1			762.95- USD
04/13/2009	Funds Transfer	ON-US CHECK DR	04/13/2009	228507 1	228507 1			1,414.51- USD
04/13/2009	Funds Transfer	ON-US CHECK DR	04/13/2009	228535 1	228535 1			2,257.00- USD
04/13/2009	Funds Transfer	ON-US CHECK DR	04/13/2009	228519 1	228519 1			2,778.52- USD
04/13/2009	Funds Transfer	ON-US CHECK DR	04/13/2009	228563 1	228563 1			3,412.50- USD
04/13/2009	Funds Transfer	ACH DEBIT	04/13/2009	30910300705 1	NONREF			7,791.16- USD
04/13/2009	Funds Transfer	ON-US CHECK DR	04/13/2009	228560 1	228560 1			22,103.89- USD
04/13/2009	Funds Transfer	ON-US CHECK DR	04/13/2009	228517 1	228517 1			27,430.01- USD
04/14/2009	Funds Transfer	SAME DAY CR TRANSFER	04/14/2009	LCT91040413400	NONREF			28,813.55 USD
04/14/2009	Funds Transfer	ON-US CHECK DR	04/14/2009	228555 1	228555 1			724.63- USD
04/14/2009	Funds Transfer	ACH DEBIT	04/14/2009	30910400707 1	NONREF			2,164.29- USD
04/14/2009	Funds Transfer	ON-US CHECK DR	04/14/2009	228559 1	228559 1			6,048.57- USD
04/14/2009	Funds Transfer	ON-US CHECK DR	04/14/2009	228562 1	228562 1			19,876.06- USD
04/15/2009	Funds Transfer	SAME DAY CR TRANSFER	04/15/2009	LCT91050487000	NONREF			14,012.30 USD
04/15/2009	Funds Transfer	ON-US CHECK DR	04/15/2009	228514 1	228514 1			510.00- USD
04/15/2009	Funds Transfer	ACH DEBIT	04/15/2009	30910500709 1	NONREF			699.38- USD
04/15/2009	Funds Transfer	ON-US CHECK DR	04/15/2009	228544 1	228544 1			6,202.92- USD
04/15/2009	Funds Transfer	ON-US CHECK DR	04/15/2009	228508 1	228508 1			6,600.00- USD
04/17/2009	Funds Transfer	SAME DAY CR TRANSFER	04/17/2009	LCT91070554000	NONREF			23,707.18 USD
04/17/2009	Funds Transfer	ACH DEBIT	04/17/2009	30910700711 1	NONREF			1,454.49- USD
04/17/2009	Funds Transfer	ON-US CHECK DR	04/17/2009	228510 1	228510 1			3,460.51- USD
04/17/2009	Funds Transfer	ON-US CHECK DR	04/17/2009	228533 1	228533 1			18,792.18- USD
04/20/2009	Funds Transfer	SAME DAY CR TRANSFER	04/20/2009	LCT91100516900	NONREF			35,269.92 USD
04/20/2009	Funds Transfer	ON-US CHECK DR	04/20/2009	228527 1	228527 1			269.92- USD
04/20/2009	Funds Transfer	ON-US CHECK DR	04/20/2009	228525 1	228525 1			35,000.00- USD
2 of 4

Transaction Summary Report

		Transaction			Customer	Confirmation	By Order Of /
Entry Date	Product Type	Description	Value Date	Bank Reference	Reference	Reference	Beneficiary	Amount
04/21/2009	Funds Transfer	SAME DAY CR TRANSFER	04/21/2009	LCT91110438900	NONREF			9,198.19 USD
04/21/2009	Funds Transfer	ACH DEBIT	04/21/2009	30911100714 1	NONREF			214.89- USD

Credit				Cheque
Count	Total Credit Amount	Debit Count	Total Debit Amount	Count	Cheque Amount	Net Amount
14	821,220.54 USD	81	812,237.24 USD	68	756,628.76- USD	8,983.30 USD

Cross-currency calculations are at indicative rates				Grand Total		8,983.30 USD
3 of 4

Transaction Summary Report
SELECTION CRITERIA

Account Number		ASYST TECHNOLOGIES — AP ACCOUNT
Entry Date	04/01/2009 to 04/30/2009
Value Date	04/01/2009 to 04/30/2009
Debit/Credit	Both
Base Currency	USD	U.S. DOLLAR
Cheques	Include Cheques
Page Breaks	Yes
Sort By	Transaction Amount	Descending
Consolidated Currency Totals — Client Level	No
User	MAY	LIU
Share	Private
Format	Adobe (PDF)
Favorite	Yes
4 of 4

CitiDirect® Online Banking
Account Statement Report

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number / Name	930	NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	04/01/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
100,600.00	200,583.99	100,600.00	196,983.99	4	322,673.00	4	222,689.01	99,983.99

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
04/01/2009	04/01/2009	NONREF	10909102905 1	DEPOSIT*		3,611.64
04/01/2009	04/01/2009	NONREF	20909102898 1	SWEEP PRINCIPAL CR		318,072.96
04/01/2009	04/01/2009	NONREF	20909102901 1	SWEEP INTEREST CR		75.40
04/01/2009	04/01/2009	NONREF	G0190910561001	SAME DAY CR TRANSFER		913.00
04/01/2009	04/01/2009	0000000377	LCT90911612700	SAME DAY DR TRANSFER		65,178.73-

04/01/2009	04/01/2009	D09190780135	LCT90912428400	SAME DAY DR TRANSFER		7,654.51-
04/01/2009	04/01/2009	D09190792766	LCT90912429000	SAME DAY DR TRANSFER		11,243.77-

04/01/2009	04/01/2009	D09190796550	LCT90912882000	SAME DAY DR TRANSFER		138,612.00-

=	Indicates Calculated Balances

1 of 23

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number / Name	930	NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	04/02/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
200,583.99	103,700.00	200,583.99	100,000.00	4	614,117.46	7	711,001.45	96,883.99-

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
04/02/2009	04/02/2009	NONREF	10909202915 1	DEPOSIT*		3,710.00
04/02/2009	04/02/2009	NONREF	20909202907 1	ACH CREDIT		103,404.00
04/02/2009	04/02/2009	NONREF	30909202906 1	ACH DEBIT		20.80-
04/02/2009	04/02/2009	NONREF	30909202908 1	ACH DEBIT		44.66-
04/02/2009	04/02/2009	NONREF	30909202916 1	ACT TRANSFER DR		23,601.56-
04/02/2009	04/02/2009	NONREF	30909202917 1	SWEEP PRINCIPAL DR		510,158.52-
04/02/2009	04/02/2009	SWF OF 09.04.02	C0090923295401	SAME DAY CR TRANSFER		7,003.46
04/02/2009	04/02/2009	09200662	F00909202F4501	SAME DAY CR TRANSFER		500,000.00
04/02/2009	04/02/2009	0000000377	LCT90920458100	SAME DAY DR TRANSFER		20,856.70-

04/02/2009	04/02/2009	D09291371536	LCT90921726300	SAME DAY DR TRANSFER		1,001.40-

04/02/2009	04/02/2009	D09291371520	LCT90921726400	SAME DAY DR TRANSFER		155,317.81-

=	Indicates Calculated Balances

2 of 23

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number / Name	930	NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	04/03/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
103,700.00	106,700.00	103,700.00	100,000.00	6	1,007,111.63	5	1,004,111.63	3,000.00

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
04/03/2009	04/03/2009	NONREF	10909302926 1	DEPOSIT*		6,839.95
04/03/2009	04/03/2009	NONREF	20909302918 1	SWEEP PRINCIPAL CR		510,158.52
04/03/2009	04/03/2009	NONREF	20909302920 1	ACH CREDIT		86,185.16
04/03/2009	04/03/2009	NONREF	20909302921 1	ACH CREDIT		2,884.00
04/03/2009	04/03/2009	NONREF	30909302919 1	ACH DEBIT		4.95-
04/03/2009	04/03/2009	NONREF	30909302927 1	SWEEP PRINCIPAL DR		735,975.81-
04/03/2009	04/03/2009	090401AZ00184571	C0090930640201	SAME DAY CR TRANSFER		1,044.00

04/03/2009	04/03/2009	09302726	F00909306D6201	SAME DAY CR TRANSFER		400,000.00
04/03/2009	04/03/2009	0000000377	LCT90930549900	SAME DAY DR TRANSFER		260,356.59-

04/03/2009	04/03/2009	D09391783517	LCT90931388700	SAME DAY DR TRANSFER		6,161.96-
04/03/2009	04/03/2009	D09391783523	LCT90931388800	SAME DAY DR TRANSFER		1,612.32-

=	Indicates Calculated Balances

3 of 23

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number / Name	930	NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	04/06/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
106,700.00	103,700.00	106,700.00	100,000.00	5	779,522.93	2	782,522.93	3,000.00-

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
04/06/2009	04/06/2009	NONREF	10909602931 1	DEPOSIT*		3,795.19
04/06/2009	04/06/2009	NONREF	10909602933 1	DEPOSIT*		26,829.70
04/06/2009	04/06/2009	NONREF	20909602929 1	SWEEP PRINCIPAL CR		735,975.81
04/06/2009	04/06/2009	NONREF	20909602932 1	ACH CREDIT		3,430.00
04/06/2009	04/06/2009	NONREF	30909602934 1	SWEEP PRINCIPAL DR		691,680.22-
04/05/2009	04/06/2009	6212096LAI650001	F0090960021401	SAME DAY CR TRANSFER		9,492.23
04/06/2009	04/06/2009	0000000377	LCT90960423900	SAME DAY DR TRANSFER		90,842.71-

=	Indicates Calculated Balances

4 of 23

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number / Name	930	NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	04/07/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
103,700.00	153,900.00	103,700.00	100,000.00	4	749,765.68	2	699,565.68	50,200.00

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
04/07/2009	04/07/2009	NONREF	10909702939 1	DEPOSIT*		53,947.66
04/07/2009	04/07/2009	NONREF	20909702935 1	SWEEP PRINCIPAL CR		691,680.22
04/07/2009	04/07/2009	NONREF	20909702936 1	ACH CREDIT		3,262.80
04/07/2009	04/07/2009	NONREF	20909702937 1	ACH CREDIT		875.00
04/07/2009	04/07/2009	NONREF	30909702940 1	SWEEP PRINCIPAL DR		685,733.20-
04/07/2009	04/07/2009	0000000377	LCT90970358600	SAME DAY DR TRANSFER		13,832.48-

=	Indicates Calculated Balances

5 of 23

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number / Name	930	NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	04/08/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
153,900.00	102,000.00	153,900.00	100,000.00	4	694,130.40	2	746,030.40	51,900.00-

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
04/08/2009	04/08/2009	NONREF	10909802945 1	DEPOSIT*		2,025.20
04/08/2009	04/08/2009	NONREF	20909802941 1	SWEEP PRINCIPAL CR		685,733.20
04/08/2009	04/08/2009	NONREF	30909802946 1	SWEEP PRINCIPAL DR		714,014.45-
04/08/2009	04/08/2009	SWF OF 09.04.07	C0090980085901	SAME DAY CR TRANSFER		150.00

04/08/2009	04/08/2009	NONREF	G0190980387601	SAME DAY CR TRANSFER		6,222.00
04/08/2009	04/08/2009	0000000377	LCT90980416100	SAME DAY DR TRANSFER		32,015.95-

= Indicates Calculated Balances
6 of 23

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number / Name	930	NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	04/09/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
102,000.00	113,300.00	102,000.00	100,000.00	6	784,594.38	4	773,294.38	11,300.00

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
04/09/2009	04/09/2009	NONREF	10909902954 1	DEPOSIT*		13,382.50
04/09/2009	04/09/2009	NONREF	10909902955 1	DEPOSIT*		28,354.18
04/09/2009	04/09/2009	NONREF	20909902947 1	SWEEP PRINCIPAL CR		714,014.45
04/09/2009	04/09/2009	NONREF	20909902949 1	ACH CREDIT		306.00
04/09/2009	04/09/2009	NONREF	20909902950 1	ACH CREDIT		112.25
04/09/2009	04/09/2009	NONREF	20909902951 1	ACH CREDIT		28,425.00
04/09/2009	04/09/2009	NONREF	30909902956 1	ACT TRANSFER DR		54,701.70-
04/09/2009	04/09/2009	NONREF	30909902957 1	SWEEP PRINCIPAL DR		512,793.32-
04/09/2009	04/09/2009	D09893551031	LCT90990139700	SAME DAY DR TRANSFER		75,000.00-

04/09/2009	04/09/2009	0000000377	LCT90990410300	SAME DAY DR TRANSFER		130,799.36-

= Indicates Calculated Balances
7 of 23

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number / Name	930	NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	04/10/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
113,300.00	105,300.00	113,300.00	100,000.00	3	526,714.59	2	534,714.59	8,000.00-

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
04/10/2009	04/10/2009	NONREF	10910002960 1	DEPOSIT*		5,391.27
04/10/2009	04/10/2009	NONREF	20910002958 1	SWEEP PRINCIPAL CR		512,793.32
04/10/2009	04/10/2009	NONREF	30910002961 1	SWEEP PRINCIPAL DR		506,522.38	-
04/09/2009	04/10/2009	ZD81100TJ9307402	C0091000235001	SAME DAY CR TRANSFER		8,530.00
04/10/2009	04/10/2009	0000000377	LCT91000421900	SAME DAY DR TRANSFER		28,192.21	-

= Indicates Calculated Balances
8 of 23

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number / Name	930	NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	04/13/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
105,300.00	110,700.00	105,300.00	100,000.00	4	3,618,784.28	3	3,613,384.28	5,400.00

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
04/13/2009	04/13/2009	NONREF	10910302967 1	DEPOSIT*		10,724.00
04/13/2009	04/13/2009	NONREF	20910302962 1	SWEEP PRINCIPAL CR		506,522.38
04/13/2009	04/13/2009	NONREF	30910302968 1	SWEEP PRINCIPAL DR		445,239.61-
04/13/2009	04/13/2009	001090413MT00444	C0091031303201	SAME DAY CR TRANSFER		3,100,745.90

04/13/2009	04/13/2009	IH0904072001862	F009103000ED01	SAME DAY CR TRANSFER		792.00
04/13/2009	04/13/2009	0000000377	LCT91030533000	SAME DAY DR TRANSFER		68,144.67-

04/13/2009	04/13/2009	D10094355879	LCT91031280800	SAME DAY DR TRANSFER		3,100,000.00-

= Indicates Calculated Balances
9 of 23

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number / Name	930	NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	04/14/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
110,700.00	140,700.00	110,700.00	100,000.00	2	485,959.61	2	455,959.61	30,000.00

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
04/14/2009	04/14/2009	NONREF	10910402971 1	DEPOSIT*		40,720.00
04/14/2009	04/14/2009	NONREF	20910402969 1	SWEEP PRINCIPAL CR		445,239.61
04/14/2009	04/14/2009	NONREF	30910402972 1	SWEEP PRINCIPAL DR		427,146.06-
04/14/2009	04/14/2009	0000000377	LCT91040413400	SAME DAY DR TRANSFER		28,813.55-

= Indicates Calculated Balances
10 of 23

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number / Name	930	NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	04/15/2009

Opening Ledger	Current / Closing	Opening Available	Current/ Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
140,700.00	112,100.0	140,700.00	100,000.00	3	441,517.17	3	470,117.17	28,600.00-

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
04/15/2009	04/15/2009	NONREF	10910502977 1	DEPOSIT*		12,208.11
04/15/2009	04/15/2009	NONREF	20910502973 1	SWEEP PRINCIPAL CR		427,146.06
04/15/2009	04/15/2009	NONREF	20910502974 1	ACH CREDIT		2,163.00
04/15/2009	04/15/2009	NONREF	30910502978 1	SWEEP PRINCIPAL DR		381,104.87	-
04/15/2009	04/15/2009	0000000377	LCT91050487000	SAME DAY DR TRANSFER		14,012.30	-

04/15/2009	04/15/2009	D10595529020	LCT91051133600	SAME DAY DR TRANSFER		75,000.00	-

=	Indicates Calculated Balances

11 of 23

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number / Name	930	NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	04/16/2009

Opening Ledger	Current / Closing	Opening Available	Current/Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
112,100.00	101,000.00	111,100.00	100,000.00	3	404,017.87	2	415,117.87	11,100.00-

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
04/16/2009	04/16/2009	NONREF	20910602979 1	SWEEP PRINCIPAL CR		381,104.87
04/16/2009	04/16/2009	NONREF	20910602980 1	ACH CREDIT		11,663.00
04/16/2009	04/16/2009	NONREF	20910602981 1	ACH CREDIT		11,250.00
04/16/2009	04/16/2009	NONREF	30910602982 1	ACT TRANSFER DR		13,916.67	-
04/16/2009	04/16/2009	NONREF	30910602983 1	SWEEP PRINCIPAL DR		401,201.20	-

=	Indicates Calculated Balances

12 of 23

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number/ Name	930	NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	04/17/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
101,000.00	103,400.00	101,000.00	100,000.00	5	736,739.78	3	734,339.78	2,400.00

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
04/17/2009	04/17/2009	NONREF	10910702989 1	DEPOSIT*		261,349.34
04/17/2009	04/17/2009	NONREF	10910702990 1	DEPOSIT*		3,467.00
04/17/2009	04/17/2009	NONREF	20910702984 1	SWEEP PRINCIPAL CR		401,201.20
04/17/2009	04/17/2009	NONREF	20910702986 1	ACH CREDIT		42,292.24
04/17/2009	04/17/2009	NONREF	30910702987 1	ACH DEBIT		22.00	-
04/17/2009	04/17/2009	NONREF	30910702991 1	SWEEP PRINCIPAL DR		710,610.60	-
04/17/2009	04/17/2009	SWF OF 09.04.17	C0091071038801	SAME DAY CR TRANSFER		28,430.00

04/17/2009	04/17/2009	0000000377	LCT91070554000	SAME DAY DR TRANSFER		23,707.18	-

=	Indicates Calculated Balances

13 of 23

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number/ Name	930	NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	04/20/2009

Opening Ledger	Current / Closing	Opening Available	Current/Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
103,400.00	111,500.00	103,400.00	100,000.00	3	722,187.04	8	714,087.04	8,100.00

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
04/20/2009	04/20/2009	NONREF	10911003000 1	DEPOSIT*		2,366.44
04/20/2009	04/20/2009	NONREF	10911003001 1	DEPOSIT*		9,210.00
04/20/2009	04/20/2009	NONREF	20911002992 1	SWEEP PRINCIPAL CR		710,610.60
04/20/2009	04/20/2009	NONREF	30911002993 1	ACH DEBIT		2,179.05	-
04/20/2009	04/20/2009	NONREF	30911002994 1	ACH DEBIT		50.00	-
04/20/2009	04/20/2009	NONREF	30911002995 1	ACH DEBIT		50.00	-
04/20/2009	04/20/2009	NONREF	30911002996 1	ACH DEBIT		50.00	-
04/20/2009	04/20/2009	NONREF	30911003003 1	SWEEP PRINCIPAL DR		575,663.07	-
04/20/2009	04/20/2009	0000000377	LCT91100516900	SAME DAY DR TRANSFER		35,269.92	-

04/20/2009	04/20/2009	D11096987120	LCT91101213200	SAME DAY DR TRANSFER		100,000.00	-
04/20/2009	04/20/2009	D11097002382	LCT91101325200	SAME DAY DR TRANSFER		825.00	-

=	Indicates Calculated Balances

14 of 23

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number / Name	930	NEW YORK CITIBANK — CORPORATE
Account Number /Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	04/21/2009

Opening Ledger	Current/Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
111,500.00	100,000.00	111,500.00	100,000.00	3	581,215.07	2	592,715.07	11,500.00-

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of/ Beneficiary	Transaction Amount
04/21/2009	04/21/2009	NONREF	20911103004 1	SWEEP PRINCIPAL CR		575,663.07
04/21/2009	04/21/2009	NONREF	20911103005 1	ACH CREDIT		5,212.00
04/21/2009	04/21/2009	NONREF	30911103010 1	SWEEP PRINCIPAL DR		583,516.88	-
04/21/2009	04/21/2009	0000000377	LCT91110438900	SAME DAY DR TRANSFER		9,198.19	-

04/21/2009	04/21/2009	NONREF	S06911101DCC01	SAME DAY CR TRANSFER		340.00

=	Indicates Calculated Balances

15 of 23

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number / Name	930	NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	04/22/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
100,000.00	100,000.00	100,000.00	100,000.00	3	620,960.31	1	620,960.31	0.00

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
04/22/2009	04/21/2009	NONREF	10911203012 1	DEPOSIT OVERRIDE*		33,578.43
04/22/2009	04/21/2009	NONREF	10911203013 1	DEPOSIT OVERRIDE*		3,865.00
04/22/2009	04/22/2009	NONREF	20911203011 1	SWEEP PRINCIPAL CR		583,516.88
04/22/2009	04/22/2009	NONREF	30911203014 1	SWEEP PRINCIPAL DR		620,960.31	-

=	Indicates Calculated Balances

16 of 23

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number / Name	930	NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	04/23/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
100,000.00	100,000.00	100,000.00	100,000.00	1	620,960.31	1	620,960.31	0.00

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
04/23/2009	04/23/2009	NONREF	20911303015 1	SWEEP PRINCIPAL CR		620,960.31
04/23/2009	04/23/2009	NONREF	30911303016 1	SWEEP PRINCIPAL DR		620,960.31	-

=	Indicates Calculated Balances

17 of 23

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number / Name	930	NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	04/24/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
100,000.00	100,400.00	100,000.00	100,000.00	4	642,464.31	1	642,064.31	400.00

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
04/24/2009	04/24/2009	NONREF	10911403020 1	DEPOSIT*		459.00
04/24/2009	04/24/2009	NONREF	20911403017 1	SWEEP PRINCIPAL CR		620,960.31
04/24/2009	04/24/2009	NONREF	20911403018 1	ACH CREDIT		1,045.00
04/24/2009	04/24/2009	NONREF	20911403019 1	ACH CREDIT		20,000.00
04/24/2009	04/24/2009	NONREF	30911403021 1	SWEEP PRINCIPAL DR		642,064.31	-

=	Indicates Calculated Balances

18 of 23

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number / Name	930	NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	04/27/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
100,400.00	111,200.00	100,400.00	100,000.00	4	659,136.31	1	648,336.31	10,800.00

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
04/27/2009	04/27/2009	NONREF	10911703025 1	DEPOSIT*		11,288.00
04/27/2009	04/27/2009	NONREF	20911703022 1	SWEEP PRINCIPAL CR		642,064.31
04/27/2009	04/27/2009	NONREF	30911703027 1	SWEEP PRINCIPAL DR		648,336.31	-
04/27/2009	04/27/2009	SWF OF 09.04.23	C0091170069001	SAME DAY CR TRANSFER		5,014.00
04/27/2009	04/27/2009	4X27049HD2711824	C0091173742501	SAME DAY CR TRANSFER		770.00

=	Indicates Calculated Balances

19 of 23

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number / Name	930	NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	04/28/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
111,200.00	117,000.00	111,200.00	100,000.00	3	665,868.91	1	660,068.91	5,800.00

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
04/28/2009	04/28/2009	NONREF	10911803029 1	DEPOSIT*		17,018.19
04/28/2009	04/28/2009	NONREF	20911803028 1	SWEEP PRINCIPAL CR		648,336.31
04/28/2009	04/28/2009	NONREF	30911803030 1	SWEEP PRINCIPAL DR		660,068.91	-
04/28/2009	04/28/2009	NONREF	S0691170C61201	SAME DAY CR TRANSFER		514.41

=	Indicates Calculated Balances

20 of 23

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number / Name	930	NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	04/29/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
117,000.00	100,000.00	117,000.00	100,000.00	2	674,331.31	1	691,331.31	17,000.00-

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
04/29/2009	04/29/2009	NONREF	10911903032 1	DEPOSIT*		14,262.40
04/29/2009	04/29/2009	NONREF	20911903031 1	SWEEP PRINCIPAL CR		660,068.91
04/29/2009	04/29/2009	NONREF	30911903034 1	SWEEP PRINCIPAL DR		691,331.31	-

=	Indicates Calculated Balances

21 of 23

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number / Name	930	NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	04/30/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
100,000.00	109,000.00	100,000.00	100,000.00	3	739,127.95	1	730,127.95	9,000.00

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
04/30/2009	04/30/2009	NONREF	10912003036 1	DEPOSIT*		9,005.64
04/30/2009	04/30/2009	NONREF	20912003035 1	SWEEP PRINCIPAL CR		691,331.31
04/30/2009	04/30/2009	NONREF	30912003037 1	SWEEP PRINCIPAL DR		730,127.95	-
04/29/2009	04/30/2009	SWF OF 09.04.29	C0091200904401	SAME DAY CR TRANSFER		38,791.00

=	Indicates Calculated Balances

22 of 23

Account Statement Report
SELECTION CRITERIA

Branch	930	NEW YORK CITIBANK — CORPORATE
Account Number	30721087	ASYST TECHNOLOGIES-CONCENTRATI
Statement Date	04/01/2009 to 04/30/2009
Cheques	Include Cheques
Page Breaks	Yes
Sort By	Bank Reference	Ascending
Activity Only	No
User	MAY	LIU
Share	Private
Format	Adobe (PDF)
Favorite	Yes

23 of 23

Business Sweep Account Statement
ASYST TECHNOLOGIES INC
For the period April 1, 2009 to April 30, 2009
ASYST TECHNOLOGIES INC
DEBTOR IN POSSESSION
CASE NUMBER 09-43246
46897 BAYSIDE PARKWAY
FREMONT CA 94538
Banking
Account number:

Institutional Trust
Account number:
Banking
Call Customer Service: (800) 269-9050
Institutional Trust
Call your Account Representative,
Raymond Regala: (408) 556-5970
Steven Nice: (650) 462-6169

Business Sweep Account Statement ASYST TECHNOLOGIES INC Account number: April 1, 2009 to April 30, 2009
Portfolio summary

	Beginning	Ending
	value on	value on		Net
	April 1, 2009 ($)	April 30, 2009 ($)		Change ($)

Banking
Commercial Checking:	250,000.00	250,000.00		0.00

Amount to be Invested/Sold	2,178.52	-91,737.86		-93,916.38

Adjusted Total Bank Balance	252,178.52	158,262.14	*	-93,916.38

Investments
Institutional Trust account:
Cash equivalents	1,878,305.57	4,744,826.19		2,866,520.62

Total Investments	$1,878,305.57	$4,744,826.19		$2,866,520.62

Total portfolio value	$2,130,484.09	$4,903,088.33		$2,772,604.24

*	This is your adjusted total bank balance. This is different from your actual ending bank balance of $250,000.00 because there was $91,737.86 set to be sold as of April 30, 2009. Adjusted total bank balance is your total bank balance appropriately adjusted to reflect an amount to be invested or sold (-). Total portfolio valuation combines your adjusted total bank balance with other total portfolio balances.
Income summary

	Paid this	Earned but
	statement	not paid this	Paid
	period ($)	statement period ($)	year-to-date ($)

Dividends	205.34	37.03	321.47

Total	$205.34	$37.03	$321.47

Business Sweep Account Statement ASYST TECHNOLOGIES INC Account number: April 1, 2009 to April 30, 2009
Activity summary
     Banking
Commercial Checking account:

Beginning balance on April 1, 2009			$250,000.00

Plus	Electronic deposits		7,307,482.37

Less	Electronic (EFT) withdrawals		-1,683,820.00

	Fees and service charges		-1,263.47

	Transfers to other accounts		-2,850,000.00

Plus or minus Net sweep transactions			-2,772,398.90

Ending balance on April 30, 2009			$250,000.00

Amount to be Sold as of April 30, 2009		-$	91,737.86

Adjusted total bank balance		*$	158,262.14

Effective June 1 , 2009, the following fees will apply:
Counter Checks			$2.00/check
Manual Stop Payment for Six Months			$28.00/each
NSF (Return of unpaid items) and Paid Overdraft			$30.00/each
Official Check			$8.00/each
Effective May 1, 2009, the FDIC Charge may change monthly and will be published in this message space. The FDIC Charge for May 2009 is $.1141/$1,000.

*	Adjusted total bank balance is your total bank balances appropriately adjusted to reflect an amount to be invested or sold
(-). Total portfolio valuation combines your adjusted total bank balance with other total portfolio balances.
     Investments
Institutional Trust account:

	Current	Year to
	period	date

Beginning value on April 1, 2009	$1,878,305.57

Plus Investments bought	8,214,653.30	14,390,705.85

Less Investments sold	-5,348,132.68	-9,645,879.66

Plus or minus Cash	0.00

Plus or minus Change in market value	0.00	0.00

Ending value	$4,744,826.19
on April 30, 2009

Total portfolio value	$4,903,088.33
Please note that the securities in your sweep account:

- may lose value

- are not FDIC insured

- are not guaranteed by Comerica Bank

- are not an obligation of Comerica Bank

Business Sweep Account Statement ASYST TECHNOLOGIES INC Account number: April 1, 2009 to April 30, 2009
     Banking
Commercial Checking account:
Electronic deposits this statement period

			Reference numbers
Date	Amount ($)	Activity	Customer	Bank

Apr 03	700,000.00	Wire # 003479		9485001414
Apr 03	45,071.57			9488822843
Apr 03	19,485.00	Wire # 006761		9485001413
Apr 03	1,319.00			9488173028
Apr 06	660.00			9488851253
Apr 09	89,362.91			9488989373
Apr 10	100,000.00	Wire # 000768		9485001021
Apr 13	3,100,000.00	Wire # 005751		9485001280
Apr 13	0.98			9488941096
Apr 15	520.00			9488587158
Apr 16	45,571.56			9488717133
Apr 17	106,565.25			9488685245
Apr 20	2,346.00			9488412517
Apr 20	0.10	Wire # 000246		9485001516
Apr 24	30,094.50			9488665364
Apr 24	4,779.00			9488663606
Apr 27	500,000.00	Wire # 001538		9485001621
Apr 27	500,000.00	Wire # 009997		9485001622
Apr 27	120,620.00			9488460434
Apr 28	1,000,000.00	Wire # 004522		9485001736
Apr 28	155,000.00			9488756722
Apr 29	669,824.36			9488254413
Apr 29	3,000.00			9488259307
Apr 30	113,262.14			9488101489
Total Electronic deposits: $7,307,482.37
Total number of Electronic deposits: 24

Business Sweep Account Statement
ASYST TECHNOLOGIES INC
Account number:
April 1, 2009 to April 30, 2009
     Banking (continued)

Commercial Checking account:
Electronic withdrawals this statement period

			Reference numbers
Date	Amount ($)	Activity	Customer	Bank

Apr 02	-500,000.00	Wire # 003973		9485004569
Apr 03	-400,000.00	Wire #010286		9485004330
Apr 09	-325,000.00	Wire #0051 84		9485004311
Apr 09	-300,000.00	Wire # 003734		9485004310
Apr 13	-125,000.00	Wire # 005665		9485003871
Apr 13	-24,858.00	Wire # 005664		9485003870
Apr 20	-3,962.00			9488137970
Apr 30	-5,000.00	Wire # 007362		9485007226
Total Electronic withdrawals: -$1,683,820.00
Total number of Electronic withdrawals: 8
Fees and service charges this statement period

			Bank
			reference
Date	Amount ($)	Activity	number

Apr 13	-1,263.47	Service Charge	0005341662
Total Fees and Service charges: — $1,263.47
Total number of Fees and Service Charges: 1
Transfers to other accounts this statement period

				Bank
				reference
Date	Amount ($)	Activity		number

Apr 01	-900,000.00	Axs Funds Transfer To Account	1892561034	0A79104039
Apr 09	-40,000.00	Axs Funds Transfer To Account	1892561034	0A79900089
Apr 10	-150,000.00	Axs Funds Transfer To Account	1892561034	0A70000372
Apr 10	-60,000.00	Axs Funds Transfer To Account	1892561034	0A70001201

Business Sweep Account Statement
ASYST TECHNOLOGIES INC Account number: April 1, 2009 to April 30, 2009
     Banking (continued)
Commercial Checking account:
Transfers to other accounts this statement period (continued)

			Bank
			reference
Date	Amount ($)	Activity	number

Apr 15	-1,500,000.00	Axs Funds Transfer To Account	0A70503058
Apr 30	-200,000.00	Axs Funds Transfer To Account	0A72000188
Total Transfers to: — $2,850,000.00
Total number of Transfers to: 6
Sweep transactions this statement period

	Sweeps in from	Sweeps out to	Bank
	Investment/Loan	Investment/Loan	reference
Date	account ($)	account ($)	number

Apr 01	900,000.00		I-GEN10106
Apr 02	500,000.00		I-GEN10111
Apr 03		-365,875.57	I-GEN10104
Apr 06		-660.00	I-GEN10110
Apr 09	575,637.09		I-GEN10098
Apr 10	110,000.00		I-GEN10097
Apr 13		-2,948,879.51	I-GEN10110
Apr 15	1,499,480.00		I-GEN10104
Apr 16		-45,571.56	I-GEN10103
Apr 17		-106,565.25	I-GEN10111
Apr 20	1,615.90		I-GEN10107
Apr 29		-2,983,317.86	I-GEN10115
Apr 30	91,737.86		I-GEN13427
Total	+ $3,678,470.85	- $6,450,869.75
Net sweep transactions: — $2,772,398.90
This is the end of the banking portion of your sweep statement.

Business Sweep Account Statement
ASYST TECHNOLOGIES INC Account number: April 1, 2009 to April 30, 2009
     Investments
Institutional Trust account:
Investment holdings
on April 30, 2009

	Number						Unrealized
	of shares	Cost	Market	Market	Current	Accrued	gain or
Investment/CUSIP symbol	or units	basis ($)	price ($)	value ($)	yield (%)	income ($)	loss ($)

Cash equivalents
GOLDMAN SACHS FINANCIAL SQUARE	4,744,826.1900	4,744,826.19	1.0000	4,744,826.19	0.49000	37.03
38141W232
FUNDS MMKT

Total		4,744,826.19		4,744,826.19
Transactions this statement period
Investment Activity

					Cost	Realized
Date	Transaction	Price ($)	Quantity	Amount ($)	basis ($)	gain or loss ($)

Apr 01	PURCHASED 2,178.52 MUNDER	1.000	2,178.52000	2,178.52	2,178.52
	INSTITUTIONAL MMF COMERICA CL Y ON 04/01/2009 AT 1.00
Apr 01	PURCHASED 96.7 MUNDER	1.000	96.70000	96.70	96.70
	INSTITUTIONAL MMF COMERICA CL Y ON 04/01/2009 AT 1.00
Apr 01	DIVIDEND ON MUNDER INSTITUTIONAL	1.000	0.00000	96.70	0.00
	MMF COMERICA CL Y PAYABLE 04/01/2009 FOR 03/01/09 THROUGH 03/31/09
Apr 02	SOLD 900,000 MUNDER	1.000	900,000.00000	900,000.00	900,000.00
	INSTITUTIONAL MMF COMERICA CL Y ON 04/02/2009 AT 1.00
Apr 03	SOLD 500,000 MUNDER	1.000	500,000.00000	500,000.00	500,000.00
	INSTITUTIONAL MMF COMERICA CL Y ON 04/03/2009 AT 1.00

Business Sweep Account Statement
ASYST TECHNOLOGIES INC
Account number:
April 1, 2009 to April 30, 2009
     Investments (continued)
Institutional Trust account:
Transactions this statement period (continued)
Investment Activity

					Cost	Realized
Date	Transaction	Price ($)	Quantity	Amount ($)	basis ($)	gain or loss ($)
Apr 06	PURCHASED 365,875.57 MUNDER	1.000	365,875.57000	365,875.57	365,875.57
	INSTITUTIONAL MMF COMERICA CL Y ON 04/06/2009 AT 1.00

Apr 07	PURCHASED 660 MUNDER	1.000	660.00000	660.00	660.00
	INSTITUTIONAL MMF COMERICA CL Y ON 04/07/2009 AT 1.00

Apr 13	SOLD 110,000 MUNDER	1.000	110,000.00000	110,000.00	110,000.00
	INSTITUTIONAL MMF COMERICA CL Y ON 04/13/2009 AT 1.00

Apr 13	SOLD 575,637.09 MUNDER	1.000	575,637.09000	575,637.09	575,637.09
	INSTITUTIONAL MMF COMERICA CL Y ON 04/13/2009 AT 1.00

Apr 14	PURCHASED 2,948,879.51 MUNDER	1.000	2,948,879.51000	2,948,879.51	2,948,879.51
	INSTITUTIONAL MMF COMERICA CL Y ON 04/14/2009 AT 1.00

Apr 16	SOLD 1,499,480 MUNDER	1.000	1,499,480.00000	1,499,480.00	1,499,480.00
	INSTITUTIONAL MMF COMERICA CL Y ON 04/16/2009 AT 1.00

Apr 17	PURCHASED 45,571.56 MUNDER	1.000	45,571.56000	45,571.56	45,571.56
	INSTITUTIONAL MMF COMERICA CL Y ON 04/17/2009 AT 1.00

Apr 20	PURCHASED 106,565.25 MUNDER	1.000	106,565.25000	106,565.25	106,565.25
	INSTITUTIONAL MMF COMERICA CL Y ON 04/20/2009 AT 1.00

Apr 21	SOLD 1,615.9 MUNDER	1.000	1,615.90000	1,615.90	1,615.90
	INSTITUTIONAL MMF COMERICA CL Y ON 04/21/2009 AT 1.00

Apr 30	PURCHASED 1,761 ,399.69 GOLDMAN	1.000	1,761,399.69000	1,761,399.69	1,761,399.69
	SACHS FINANCIAL SQUARE FUNDS MMKT ON 04/30/2009 AT 1.00

Business Sweep Account Statement
ASYST TECHNOLOGIES INC
Account number:
April 1, 2009 to April 30, 2009
     Investments (continued)
Institutional Trust account:
Transactions this statement period (continued)
Investment Activity

					Cost	Realized
Date	Transaction	Price ($)	Quantity	Amount ($)	basis ($)	gain or loss ($)
Apr 30	PURCHASED 108.64 GOLDMAN SACHS	1.000	108.64000	108.64	108.64
	FINANCIAL SQUARE FUNDS MMKT ON 04/30/2009 AT 1.00

Apr 30	PURCHASED 2,983,317.86 GOLDMAN	1.000	2,983,317.86000	2,983,317.86	2,983,317.86
	SACHS FINANCIAL SQUARE FUNDS MMKT ON 04/30/2009 AT 1.00

Apr 30	SOLD 1,761,399.69 MUNDER	1.000	1,761,399.69000	1,761,399.69	1,761,399.69
	INSTITUTIONAL MMF COMERICA CL Y ON 04/30/2009 AT 1.00

Apr 30	DIVIDEND ON MUNDER INSTITUTIONAL	1.000	0.00000	108.64	0.00
	MMF COMERICA CL Y PAYABLE 04/30/2009 FOR 04/01/09 THROUGH 04/29/09
Important Disclosures:
Deposits into a Comerica Bank checking account will be FDIC insured to the extent permitted by law, only until they are used to invest in a money market mutual fund or other short term investment. Securities in your investment account are NOT FDIC insured; are not deposits, or obligations of, or guaranteed by Comerica Bank or any of its affiliates; and involve risk including the possible loss of principal. Institutional Cash Investment Accounts (ICIAs) may be sold by Comerica Securities as agent for Comerica Bank. Comerica Securities is a broker/dealer, member NASD/SIPC, and a subsidiary of Comerica Bank.
Comerica calculates sweep fees or fund level fees on a 360 day basis.
Cash equivalent vehicle yields reported on your statement are as of the last business day of the statement period and are gross rates that do not reflect Comerica’s fee.
The yield on the Government Cash Investment Fund (J Fund) is net of expenses. The total expense for the fund is 0.005%. Comerica in its sole discretion voluntarily waives a portion of its fee, but may discontinue its waiver of the expense reimbursement at any time.

Business Sweep Account Statement
ASYST TECHNOLOGIES INC
Account number:
April 1, 2009 to April 30, 2009
Additional information
Comerica Bank
In Case of Errors or Questions
About Your Electronic Transfers
If you think your statement or receipt is wrong or if you need more information about a transfer listed on the statement, call or write us as soon as possible at the telephone number or address printed on the first page of this statement.
Pre-authorized transfers
For pre-authorized transfers (e.g., insurance payments, etc.) call the number on the first page of this statement or write the Electronic Services Department, Attn: Research, MC 7570, P.O. Box 75000, Detroit, Michigan 48275-7570.
For ComeriCARD, Comerica ATM card, VISA Check ComeriCARD or Comerica Visa Check Card transactions, call the number on the first page of this statement or write us at Electronic Processing, MC 7584 P.O. Box 75000, Detroit, Michigan 48275-7584.
For personal account electronic transactions we must hear from you no later than 60 days (30 days for business accounts) after we sent the FIRST statement on which the problem or error appeared.
- tell us your name and account number;
- tell us the dollar amount of the suspected error;
- describe the error or transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why you need more information.
Personal Accounts Only
If you tell us orally, we may require that you send your complaint or question in writing within 10 business days. We will determine whether an error occurred within 10 business days (20 business days for new accounts) after we hear from you and will correct any error promptly. If we need more time, however, we may take up to 45 days (90 days for new accounts, point of sale and certain foreign transactions) to investigate your complaint or question. If we decide to do this we will credit your account within 10 business days (20 business days for new accounts) for the amount you think is in error, so that you will have the use of the money during the time it takes us to complete our investigation. If we ask you to put your complaint or question in writing and we do not receive it within 10 business days, we may not credit your account. If we decide that there was no error, we will send you a written explanation. We will tell you the results within three business days after completing our investigation. You may ask for copies of the documents that we used in our investigation.
To recipients of Electronic Deposits
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call the telephone number printed on the first page of this statement to find out whether or not the deposit has been made.
Institutional Trust
Inquiries concerning your statement should be directed to your Account Representative listed on the front of your statement. All customers will be mailed a statement on a regularly scheduled basis. Kindly retain these statements as they will enable you to prepare your income tax return. Please notify your Account Representative promptly, in writing, of any changes in address.
Please review your statement. Report any discrepancies to your Account Representative immediately. Please remember to provide your entire account number to ensure a prompt response. It is your responsibility to verify the accuracy of this statement. If any error or omission occurs, you must notify your Account Representative within five (5) business days of receipt of this statement.
Comerica Securities is a broker/dealer, member NASD/SIPC and a subsidiary of Comerica Bank. Comerica Bank is a Member FDIC and Equal Opportunity Lender.
Hearing Impaired (TDD Number)1-800-822-6546
www.comerica.com

80948
ASYST TECHNOLOGIES INC
PAYROLL ACCOUNT
DEBTOR IN POSSESSION
CASE NUMBER 09-43246
46897 BAYSIDE PARKWAY
FREMONT CA 94538

Commercial Checking statement
April 1, 2009 to April 30, 2009
Account number
Account summary

Beginning balance on April 1, 2009		$441,993.25
Plus deposits
Electronic deposits		$79,557.00

Transfers from other accounts		$2,850,000.00

Less withdrawals
Checks	-$	230,755.49

Electronic (EFT) withdrawals	-$	2,820,912.59

Fees and service charges	-$	400.00

Ending balance on April 30, 2009		$319,482.17
To contact us
Call
(800) 269-9050
Visit our web site
www.comerica.com
Write to us
COMERICA BANK
226 AIRPORT PARKWAY
SAN JOSE, CA 95110-4348
Important information
Effective June 1, 2009, the following fees will apply:

Counter Checks	$2.00/check
Manual Stop Payment for Six Months	$28.00/each
NSF (Return of unpaid items) and Paid Overdraft	$30.00/each
Official Check	$ 8.00/each
Effective May 1, 2009, the FDIC Charge may change monthly and will be published in this message space. The FDIC Charge for May 2009 is $.1141/$1,000.
Thank you
Thank you for being a Comerica customer. We value the trust and confidence that you continue to place in us.

Commercial Checking statement
April 1, 2009 to April 30, 2009
Commercial Checking account details:
Electronic deposits this statement period

			Reference numbers
Date	Amount ($)	Activity	Customer	Bank

Apr 20	77,682.00	Asyst Technologi Reversal -sett-ca Probus		9488137843
Apr 20	1,875.00	Asyst Technologi Reversal -sett-ca Probus		9488137878
Total Electronic Deposits: $79,557.00
Total number of Electronic Deposits: 2
Transfers from other accounts this statement period

				Bank
				reference
Date	Amount ($)	Activity		number

Apr 01	900,000.00	Axs Funds Transfer From Account	1892019504	0A79104039
Apr 09	40,000.00	Axs Funds Transfer From Account	1892019504	0A79900089
Apr 10	150,000.00	Axs Funds Transfer From Account	1892019504	0A70000372
Apr 10	60,000.00	Axs Funds Transfer From Account	1892019504	0A70001201
Apr 15	1,500,000.00	Axs Funds Transfer From Account	1892019504	0A70503058
Apr 30	200,000.00	Axs Funds Transfer From Account	1892019504	0A72000188
Total Transferred from Other Accounts: $2,850,000.00
Total number of Transfers from Other Accounts: 6
Checks paid this statement period
* This symbol indicates a break in check number sequence
# This symbol indicates an original item not enclosed
@ This symbol indicates a break in check number sequence and an original item not enclosed

			Bank				Bank
Check		Date	reference	Check		Date	reference
number	Amount ($)	paid	number	number	Amount ($)	paid	number

0	-10.00	Apr 24	0024398603	@ 70497	-2,534.67	Apr 10	0975568154
@ 6914	-23,781.42	Apr 07	0974821389	@70505	-1,832.69	Apr 01	0973476806
@ 6916	-12,046.97	Apr 01	0973342347	@70510	-1,523.30	Apr 01	0973420437
# 6917	-5,836.99	Apr 01	0973342346	@70516	-19,140.01	Apr 08	0975058362
# 6918	-6,372.71	Apr 02	0973652536	@70519	-1,815.85	Apr 13	0975956191
# 6919	-29,769.06	Apr 13	0975747142	# 70520	-2,721.40	Apr 08	0975060572
@ 6921	-9,037.47	Apr 13	0975753442	# 70521	-39,396.19	Apr 09	0975301429
@ 6923	-3,785.94	Apr 10	0975700757	# 70522	-18,132.69	Apr 09	0975301430
# 6924	-24,535.79	Apr 20	0970470099	# 70523	-1,519.93	Apr 14	0976304819
@ 14920	-138.47	Apr 10	0975683779	# 70524	-242.05	Apr 13	0975809100
# 14921	-245.00	Apr 08	0975176549	# 70525	-1,834.41	Apr 08	0975063442
# 14922	-230.00	Apr 10	0975665464	# 70526	-5,277.26	Apr 15	0976504763
# 14923	-523.74	Apr 08	0975168557	# 70527	-3,196.07	Apr 09	0975247645
# 14924	-947.74	Apr 17	0970013578	@ 70536	-11,123.08	Apr 20	0970342662
@ 14928	-523.74	Apr 20	0970644756	# 70537	-2,680.85	Apr 20	0970562425
Total checks paid this statement period: -$230,755.49
Total number of checks paid this statement period: 30
Electronic withdrawals this statement period

			Reference numbers
Date	Amount ($)	Activity	Customer	Bank
Apr 02	-801,960.04	Asyst Technologi Payroll -sett-ca Probus		9488648454
Apr 03	-453,407.72	ADP Tx/fincl Svc ADP - Tax Wy04t 040613a01		9488148462
Apr 03	-207.41	ADP Tx/fincl Svc ADP - Tax Wy04t 3814738vv		9488148622
Apr 06	-31.74	ADP Pleasanton P/r Fees 040609 1622984		9488689991

Commercial Checking statement
April 1, 2009 to April 30, 2009
Commercial Checking:
Electronic withdrawals this statement period (continued)

			Reference numbers
Date	Amount ($)	Activity	Customer	Bank

Apr 13	-1,627.95	ADP Pleasanton P/r Fees 041309 1624138		9488618190
Apr 16	-743,867.79	Asyst Technologi Payroll -sett-ca Probus		9488655713
Apr 16	-126,003.15	Asyst Technologi Payroll -sett-ca Probus		9488655776
Apr 17	-383,082.01	ADP Tx/fincl Svc ADP - Tax Wy04t 042015a01		9488190609
Apr 20	-3,832.36	ADP Tx/fincl Svc ADP - Tax Wy04t 042015a02		9488427345
Apr 20	-15.87	ADP Pleasanton P/r Fees 042009 1624387		9488472835
Apr 30	-306,876.55	Asyst Technologi Payroll -sett-ca Probus		9488464631
Total Electronic Withdrawals: -$2,820,912.59
Total number of Electronic Withdrawals: 11
Fees and service charges this statement period

			Bank
			reference
Date	Amount ($)	Activity	number

Apr 22	-25.00	Fee - Returned Item	0970855347
Apr 22	-25.00	Fee - Returned Item	0970862938
Apr 22	-25.00	Fee - Returned Item	0970793277
Apr 22	-25.00	Fee - Returned Item	0970816948
Apr 22	-25.00	Fee - Returned Item	0970798048
Apr 22	-25.00	Fee - Returned Item	0970856294
Apr 22	-25.00	Fee - Returned Item	0970858402
Apr 22	-25.00	Fee - Returned Item	0970888636
Apr 22	-25.00	Fee - Returned Item	0970858403
Apr 22	-25.00	Fee - Returned Item	0970792668
Apr 22	-25.00	Fee - Returned Item	0970974968
Apr 22	-25.00	Fee - Returned Item	9488388692
Apr 23	-25.00	Fee - Returned Item	0971266818
Apr 24	-25.00	Fee - Returned Item	0024398603
Apr 28	-25.00	Fee - Returned Item	9488402476
Apr 28	-25.00	Fee - Returned Item	0971843513
Total Fees and Service Charges: -$400.00
Total number of Fees and Service Charges: 16

Lowest daily balance

Your lowest daily balance this statement period was $-10,197.25 on April 9, 2009.

Commercial Checking statement
April 1, 2009 to April 30, 2009
Commercial Checking:
Please examine this statement promptly.
If there is an inaccuracy between your records and this statement contact us as soon as possible at the telephone number or address printed on the front page. You may want to retain this statement for your records.
Balancing Your Account
Before you start, please be sure to enter any transactions (interest, deposits, checks, withdrawals, including Comerica ATM Card transactions and Comerica VISA Check Card or other charges) including those shown on your statement that are not listed in your account register.
Compare the amount of each check, plus other deposits and withdrawals listed on this statement, with the amount written in your account register.
A.	List any deposits not shown on this statement

Date	Amount

Total A: $

B.	List all checks and other withdrawals not show on this statement

Check Number	Amount

Total B: $

Enter Balance from last date on this statement	$

Plus Total A	+$

Equals	=$

Minus Total B	-$

Equals Your Current Balance	=$
Case of Errors or Questions About Your Electronic Transfers
If you think your statement or receipt is wrong or if you need more information about a transfer listed on the statement, call or write us as soon as possible at the telephone number and address printed on the front page. For pre-authorized transfers (e.g. insurance payments, etc.) call the number printed on the front page of this statement or write the Electronic Services Department, Attn: Research, P.O. Box 75000, Detroit, Michigan 1275-7570. For Comerica ATM Card or Comerica Visa Check Card transactions, call the number printed on the front page of this statement or write us at Electronic Processing, P.O. Box 75000, Detroit, Michigan 48275-7584. For business account electronic transactions, we must hear from you no later than 30 days after we sent the FIRST statement on which the problem or error appeared.
I. tell us your name and account number;
II. describe the error or transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why you need more information;
III. tell us the dollar amount of the suspected error.

Equal Opportunity Lender Rev. 07-05	MEMBER FDIC